SUPPLEMENT TO THE PROSPECTUSES AND
SUMMARY PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

ForStrategic Large Cap Growth Fund (the “Fund”)

Reorganization and Meeting of Shareholders

                The Board of Trustees of the Wells Fargo Funds Trust (the “Board”) has unanimously approved the reorganization of the Fund into the Wells Fargo Advantage Large Cap Growth Fund, an existing Wells Fargo Advantage Fund. The reorganization was proposed by Wells Fargo Funds Management, LLC (“Funds Management”), investment adviser to the Wells Fargo Advantage Funds.

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Fund at a special meeting of the shareholders expected to be held in June 2012. The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders for U.S. federal income tax purposes as a result of the reorganization. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganization.

The reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in June 2012. Prior to the reorganization, shareholders of the Fund may continue to purchase and redeem their shares subject to the limitations described in the Fund’s prospectuses.

No shareholder action is necessary at this time. Additional information, including a description of the reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of the Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in March 2012. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting at which the reorganization will be considered. Only shareholders of record as of the close of business on February 29, 2012 will receive the Prospectus/Proxy Statement and will be entitled to vote at the meeting or any adjournment(s) thereof.

February 9, 2012	LCR022/P101SP2